UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2018

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Drive, Suite A Grass Valley, CA 95945
(Address of principal executive offices)

Phone: 530-205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2018, we entered into an Asset Purchase Agreement with Satel Group Inc., a Nevada Corporation. Pursuant with the Asset Purchase Agreement the Board of Directors has authorized that Satel Group shall sell, assign and transfer all of its right, title and interest to its IP, fixed assets and “know how” to the Company (collectively, the “Seller’s Assets”). The Company and Satel Group mutually agree that Satel Group will assign certain assets, and provide the “Know-How” of the High-Speed Internet and DIRECTV™ for Multi-dwelling buildings including: Businesses, Apartments and Condominiums, and Residential Communities in the San Francisco metropolitan area. The IP and assets pursuant to schedule are valued at $1,945,000 based upon 10 years of operations and revenues averaging approximately $1,000,000 per year and inventory. As consideration for the IP, fixed assets and the “Know -How”, the Company shall issue, or cause to be issued, $ 1,945,000 worth of Preferred Series A Stock (PAR $.001) Ninety (90) days from the date of this agreement. The number of shares to be issued is 1,086,592 of the Preferred Series A stock at a price of $1.79 per share and convertible pursuant the conversion rights as specified in the Articles of Incorporation for SIML. Satel Group Inc., has designated that the said stock be issued in the name of Richard Hylen.

The Company, SIML, will issue to Richard Hylen as collateral, $1,945,000 of restricted common stock at a price of $.019 for a total issuance of 102,368,421 restricted shares of common stock. The restricted stock certificate will be returned to treasury upon i) the first conversion notice to convert said Series A Preferred outlined in this agreement or ii) Richard Hylen, at his option, for any reason, agrees to return to treasury the restricted common stock certificate. The restricted common stock will be issued immediately upon execution of this agreement.

Item 9 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement Dated 11/13/2018
10.2	Board Resolution Dated 11/13/2018

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simlatus Corp.

Date: November 13, 2018	By:	/s/Richard Hylen
Richard Hylen
Chairman and CEO